Asset Purchase	3 Months Ended
Mar. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

3. Asset Purchase

On February 22, 2012 we acquired certain office equipment and other related assets of eOpulence, LLC for a total purchase price of $260,297 equivalent to the fair value of 300,000 common stock options. These options have an exercise price of $0.30 per share and will expire on November 30, 2021. The fair value was calculated using the Black Scholes pricing model using the following assumptions:

Risk-free interest rate - 2.7%

Stock price - $0.90

Dividend yield - 0%

Volatility factor - 216%

Expected life (years) - 3.0 years

We recognized an impairment loss related to the assets acquired of $192,753 for the three months ended March 31, 2012, because the fair market value of the acquired assets was less than the consideration paid.